                                                                                                                                                                                                                                                                                                                                                                                                                                                                                         Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Living 3D Holdings, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned hereby certifies to the best of his knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jimmy Kent-Lam Wong
Jimmy Kent-Lam Wong
Chief Executive Officer
November 14, 2012

/s/ Kin Wah Ngai
Kin Wah Ngai
Chief Financial Officer

November 14, 2012